THE FINOVA GROUP INC.
                              BONUS KEYSOP(TM) PLAN
















Effective Date: November 1, 1997
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                              THE FINOVA GROUP INC.
                              BONUS KEYSOP(TM) PLAN

                                Table of Contents


         Article                                                            Page

                           Preamble                                           1

         I                 Definitions                                        1

         II                Award of Options                                   3

         III               Exercise of Options                                4

         IV                Amendment or Termination of Plan                   8

         V                 Administration                                     8

         VI                Trust Provisions                                  10

         VII               Miscellaneous                                     10
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                              THE FINOVA GROUP INC.
                              BONUS KEYSOP(TM) PLAN

                                    Preamble

         The FINOVA Group Inc., (the "Employer") hereby establishes The FINOVA Group Inc. Bonus KEYSOP(TM) Plan (the "Plan"), effective as of the date specified herein.

         The purpose of the Plan is to provide a vehicle for the payment of compensation (directors fees, salaries, or bonuses) otherwise payable to the participating key employees or non-employee directors of the Employer and commensurate with their contributions to the success of the Employer's business, in a form that will provide incentives and rewards for meritorious performance and encourage the recipients' continued contributions to the Employer's success.

                                    ARTICLE I

                                   Definitions

         As used in this Plan, the following capitalized words and phrases have the meanings indicated, unless the context requires a different meaning:

         1.1 "Affiliate" means a corporation or other entity controlled by the Employer and designated by the Committee as eligible to participate in this Plan.

         1.2 "Beneficiary" means the person or persons designated by a Participant, or otherwise entitled, to exercise Options after a Participant's death.

         1.3 "Board of Directors" or "Board" means the board of directors of the Employer.

         1.4 "Business Day" means any regularly scheduled day of business of the Employer, as defined in the Employer's employee manual or handbook.

         1.5 "Code" means the Internal Revenue Code of 1986, any amendments thereto, or its successor general income tax law of the United States.

         1.6 "Committee" means the committee designated in Section 5.1 to determine awards of Options and to administer the Plan.

         1.7 "Designated Property" means shares of regulated investment companies or any other property (not including cash or cash equivalents) designated by the Committee as subject to purchase through the exercise of an Option.

         1.8 "Director" means any currently sitting member of the Board of Directors.

         1.9 "Disability" means permanent and total disability under the Employer's policies as they then exist. The Committee may amend or interpret, for purposes of the Plan, the Company's disability policies in its discretion.

         1.10 "Effective Date" means November 1, 1997.

         1.11  "Employee" means any individual who is employed by the Employer

         1.12 "Employer" means The FINOVA Group Inc. and any successor thereto, including any Affiliate(s) of said Employer, as defined herein. Also referred to herein as the "Company".
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         1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

         1.14 "Exercise Date" means the date on which the Participant exercises his or her Option(s) as prescribed in Section 3.2 of this Plan document.

         1.15 "Exercise Price" means the price that a Participant must pay to exercise an Option. Said price is established pursuant to Section 2.3 herein.

         1.16 "Fair Market Value" (or "FMV") means the prior Business Day's closing share price of the Designated Property, as reported in the Wall Street Journal (or a reasonable substitute if not available) on any particular day. Therefore, the total "FMV" of a particular Option on a particular day would be determined by multiplying the total number of shares subject to the particular Option in question, by the prior Business Day's closing FMV.

         1.17 "Grant Date" means, with respect to any Option, the date on which the Option Agreement is executed by the Employer and the Participant, unless otherwise specified in the Option Agreement.

         1.18 "Option" means the right of a Participant, granted by the Employer in accordance with the terms of this Plan, to purchase Designated Property from the Employer at the Exercise Price established under Section 2.3, herein.

         1.19 "Option Agreement" means an agreement executed by the Employer and by a Participant to whom Options have been awarded, acknowledging the issuance of the Options and setting forth any specific terms in addition to those contained herein.

         1.20 "Participant" means any individual who has received an award of Options in accordance with Section 2.2 and whose Options have not been completely exercised.

         1.21 "Plan" means The FINOVA Group Inc. Bonus KEYSOP(TM) Plan, as set forth herein and as amended from time to time.

         1.22 "Plan Year" means the operating year of the Plan, which ends each December 31.

         1.23 "Retirement" means (a) retirement from active employment as defined under a pension plan of the Employer, (b) retirement under an employment or service contract with the Employer, or (c) termination of employment or service at or after age 55 under circumstances that the Committee in its sole discretion deems to be retirement.

         1.24 "Termination Date" means the date on which this Plan will terminate by its own terms, and is hereby set as December 31, 2007. Said Termination Date may be amended at the discretion of the Committee.

         1.25 "Termination of Employment" means a Participant's separation from the service of the Employer by reason of his or her resignation, retirement, disability, discharge or death. It also occurs if the Participant is employed by a division, department or Affiliate that ceases its affiliation with the Employer. In any case, the Participant will not incur a Termination of Employment if he or she immediately (i.e. within two weeks) becomes an Employee of the Employer following that event.

         1.26 "Trust" means the trust that shall be established pursuant to
Article VI to hold the Designated Property that is subject to purchase through the exercise of an Option.

         1.27 "Trust Agreement" means an agreement setting forth the terms of the Trust established pursuant to Article VI.
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         1.28 "Trust Fund" means the Designated Property that is held in the
Trust and is subject to Options, pursuant to this plan.

         1.29 "Trustee" means the person(s) or institution acting as trustee of the Trust.

         1.30  Rules of construction

         1.30.1 Governing law. The construction and operation of this Plan are governed by the laws of the State of Delaware.

         1.30.2 Headings. The headings of Articles, Sections and Subsections are for reference only and are not to be used in construing the Plan.

         1.30.3 Gender. Unless clearly inappropriate, all pronouns of whatever gender refer indifferently to persons or objects of any gender.

         1.30.4 Singular and plural. Unless clearly inappropriate, singular terms refer also to the plural number and vice versa.

         1.30.5 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

                                   ARTICLE II

                                Award of Options

         2.1 Eligibility for awards. Awards of Options may be made to any Employees or Directors selected by the Committee, who occupy a senior managerial or professional position and who have the capacity of making a substantial contribution to the success of the Employer. In making this selection and in determining the form and amount of Options, the Committee shall consider any factors it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the Employer's profitability and growth.

         2.2 Procedure for awarding Options. The eligible recipients of Options are determined from time to time by the Committee. The terms of the Options will be governed by the Option Agreement(s) and this Plan, and the amounts eligible for awards as Options will be the amounts determined pursuant to the terms of the relevant bonus or compensation plan of the Employer (e.g., the Performance Share Incentive Plan, the Management Incentive Plan, or Directors' compensation). While a Committee member may also be a member of a class of individuals deemed eligible to participate in the Plan, no Committee member will take part in determining the specific amount eligible for an award to himself.

Option awards are granted in accordance with elections made by eligible individuals. Said elections are made on a written Option Election Form prior to the beginning of the year in which the Participant would otherwise have the unqualified right to receive the compensation, and in no event later than December 1st of such preceding year, except as noted below. Non-employee Directors may make elections under the Plan no later than 15 days prior to earning the right to receive the compensation. In exchange for some or all of the projected cash compensation, the Participant can elect to receive a prospective right to receive property at a discounted price.

Option awards become effective upon the Grant Date. Option awards may be made at any time on or after the Plan's Effective Date and prior to the Termination Date of the Plan.

         2.3 Selection of Designated Property and Establishment of Exercise Price. When an Option is awarded, the Committee will specify the Designated Property that may be purchased by exercise of the
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Option and will establish the Exercise Price. At the Grant Date of the Option,
the Designated property must be readily tradable on an established market, or consist wholly of interests in property that is readily tradable on an established market.

Unless otherwise specified in a particular Option Agreement, the Exercise Price will equal the greater of: twenty-five percent (25%) of the FMV of the Option on the Grant Date, or twenty-five percent (25%) of the FMV of the Option on the Exercise Date.

         2.4 Effect of dividends and distributions with respect to Designated Property. The Employer agrees, whenever any dividend or other distribution is paid on the Designated Property, to reinvest all said dividends and distributions in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any property acquired through this investment or reinvestment will immediately be subject to the same Option as the underlying property from which the dividends or distributions arose. As the number of shares subject to the Option varies with these reinvestments, the Exercise Price on said Option will be automatically adjusted so as to bear the same relationship to the revised total Fair Market Value of the Option, as it did to the original total Fair Market Value of the Option at Grant Date, e.g., 25% of total FMV.

         2.5 Held in Trust. Upon the grant of an Option, the Employer shall acquire the Designated Property in an amount equal to the total FMV of the Option, less the Exercise Price at the Grant Date, and contribute it to the Trust as soon as practicable after the Grant Date or, in the alternative, make a contribution to the Trust in an amount sufficient to acquire the Designated Property and instruct the Trustee to purchase such property. At the time contributed to the Trust, the Designated Property shall not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it, except as otherwise provided in Section 6.2

         2.6 Substitution of other property for Designated Property. At any time after the grant of an Option, the Committee may, in its sole discretion but after consultation with the Participant, substitute other property of equal value for Designated Property subject to that Option.

                                   ARTICLE III

                               Exercise of Options

         3.1 Period for exercise of Options. Options may generally not be exercised by a Participant at any time prior to the six month anniversary of the Grant Date of that particular Option. On or after the sixth month anniversary of the Grant Date, an Option may be exercised at any time until the occurrence of the twentieth annual anniversary of the particular Option, at which time the Option will expire pursuant to its own terms. This standard exercise period will be automatically modified in accordance with the following terms, upon the occurrence of any of the specifically delineated extraordinary events. In the event of:

         a) Death of the Participant: The exercise period of all outstanding Options held by the Participant at that time will expire one year from the date of the Participant's death. If the Participant dies after Termination of Employment but during the period described in Section (b), immediately below, that period will be extended to the extent necessary to permit exercise within one year from the date of death. In no event will an Option's exercise period extend beyond the twentieth annual anniversary of the Grant Date of any particular Option;

         b)   Disability or Retirement of the Participant: The exercise period of all outstanding Options held by the Participant at that time will expire three years from the date of Termination of Employment due to Disability or Retirement, but in no event will it extend beyond the twentieth annual anniversary of the Grant Date of any particular Option;
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         c)   Terminations not for Death, Disability or Retirement: In the event of Termination of Employment of the Participant for reasons other than (a) or (b) above, the Option's exercise period will expire three months from the date of Termination of Employment. Where necessary to accommodate this limited exercise period, the Option's original six month holding period will be automatically waived to permit exercise within this limited three month period; or

         d) Change in Control of the Employer: In the event of a Change in Control of the Employer, the six month holding period will be automatically waived upon the delivery of an election to exercise from the Participant to the Committee, pursuant to Section 3.2, below.

              1) Change in Control: For purposes of this Plan, any of the following events shall constitute a Change in Control:

                  A) The  acquisition by an individual,  entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (I) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (II) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change of
                     Control: (W) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (X) any acquisition by the Company, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses (I),
                     (II) and (III) of subsection (C) of this Section 3.1(d)(1); or

                  B) Individuals  who,  as of the date  hereof,  constitute  the
                     Board  (the  "Incumbent  Board")  cease  for any  reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  C) Approval   by  the   shareholders   of  the  Company  of  a
                     reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (I) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding
                     Company  Common  Stock  and   Outstanding   Company  Voting
                     Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding
                     voting  securities   entitled  to  vote  generally  in  the
                     election  of  directors,   as  the  case  may  be,  of  the
                     corporation   resulting  from  such  Business   Combination
                     (including,
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                     without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as
                     their  ownership,   immediately   prior  to  such  Business
                     Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
                     (II) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (III) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  D) Approval by the  shareholders  of the Company of a complete liquidation or dissolution of the Company.

After a Participant's death, or in the event of an assignment in accordance with
Section 3.5 hereof, a Participant's Beneficiary or assignee may exercise any Options that remain outstanding, within the above described time frames. Any Option not properly exercised pursuant to Section 3.2, within the applicable exercise period stated above, shall expire. In the event of confusion or disagreement concerning the exercise period of an Option, the Committee shall have discretionary authority to determine such exercise period in accordance with the fundamental concepts of fairness, including excusable neglect by the Option holder, or factors beyond the Option holder's control.

         3.2 Procedure for exercising Option. A Participant may exercise an Option by giving written notice to the Committee or its designated third party administrator (`TPA'). The Exercise Date of an Option shall be the first Business Day on which the Committee or its designated TPA is able to process the exercise after actual receipt of the election to exercise by the Committee or its designated TPA. The election to exercise shall be mailed or delivered to the Committee in such form as the Committee may require, properly completed and including an attached copy of the first page of the underlying Option Agreement for each identified Option to be exercised. Thereafter, the Committee will promptly notify the Participant of the Exercise Price applicable to each Option identified in the election to exercise. The Exercise Price must be paid in full before delivery of the Designated Property.

         3.3 Exercisable Amounts. Participants may exercise outstanding Options in any combinations or amounts, subject to the timing restrictions set forth in
Section 3.1, above, and the restrictions on amounts contained in this Section,
3.3. In no instance may a Participant exercise part of an Option.

The total value of Options that may be exercised, as measured by the total FMV at the Exercise Date, by any participant in any one calendar year is limited to that amount which when combined with all other compensation from the Employer for the year, will result in taxable income to the participant that does not exceed the individual compensation limit that may be deducted by the Employer, as set forth in Code Section 162(m) and its applicable regulations, as hereafter amended or otherwise modified, and as that Section exists in the calendar year of exercise. Provided, however, that this exercise restriction will not apply to any outstanding Option to the extent that the Participant's original foregone compensation that yielded the subject Option would not have been deductible to the Employer had said compensation been actually received by the participant in the calendar year in which the Option was granted, due to the fact that said compensation would have exceeded the individual compensation limit that could have been
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deducted by the Employer, as set forth in Code Section 162(m) as it existed in the calendar year in which the subject Option was granted.

         3.4 Inalienability of Options. Except as otherwise provided in Section 3.5, no Option granted under this Plan may be transferred, assigned or alienated, except as provided herein, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant to whom it was granted, by his permitted assignee, or by his Beneficiary after his death.

         3.5 Permitted Transfers. A Participant may at any time prior to death, assign all of an Option to the trustee of a trust for the primary benefit of the Participant. A court may require the transfer of all or a portion of a Participant's Options pursuant to a domestic relations order. Any such assignment will be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Committee, and the Participant receives no consideration for the assignment. Any such assignment will be evidenced by an appropriate written document executed by the Participant, and delivered to the Committee on or before the effective date of the assignment. In the event of such assignment, the assignee will be entitled to all of the rights of the Participant with respect to the assigned Option, and such Option, will continue to be subject to all of the terms, conditions and restrictions applicable to the Option, including vesting and exercisability restrictions being dependent on the status of the Participant, not the assignee, as set forth in the Plan and the Option Agreement.

The Participants' ability to transfer Options may be modified by the Committee, pursuant to the powers vested in the Committee as defined in Section 5.2 of this Plan.

         3.6 Delivery of Designated Property. On the date of exercise, or as soon as practicable thereafter (but in no event later than three Business Days after the date of payment in full of the Exercise Price), the Employer will deliver or cause to be delivered to the Participant (the Participant's Beneficiary pursuant to Section 3.8, or the Participant's assignee pursuant to
Section 3.5), the Designated Property subject to the Option being exercised. In the event that the listing, registration, or qualification of the Option or the Designated Property on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option will not be exercised until such listing, registration, qualification, consent or approval has been effected or obtained.

         3.7 Tax Withholding. Whenever Designated Property is to be delivered upon exercise of an Option under the Plan, the Employer will require as a condition of such delivery (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (b) the withholding of such amount from any Designated Property to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant, or (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election will be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election will be irrevocable. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Designated Property under the Plan. Such election will be made at the same time and in the same manner as provided above.

         3.8 Election of Beneficiary.

         3.8.1 Designation or Change of Beneficiary by Participant. When Options are first awarded to a Participant, the Committee will provide a Beneficiary designation form, on which the Participant may designate a Beneficiary and a contingent Beneficiary. A Participant may change a Beneficiary designation at any time by filing the prescribed form with the Committee. The consent of the Participant's current Beneficiary is not required for a change of Beneficiary, and no Beneficiary has any rights under this Plan except as are provided by its terms. The rights of a Beneficiary who predeceases the Participant who designated him immediately terminate, unless the Participant has specified otherwise.
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         3.8.2 Beneficiary if no election is made. Unless a different
Beneficiary has been elected in accordance with Section 3.8.1, the Beneficiary of any Participant who is lawfully married on the date of death is his or her surviving spouse. The Beneficiary of any other Participant who dies without having designated a Beneficiary is his or her estate.

                                   ARTICLE IV

                      Amendment or Termination of the Plan

         4.1 Employer's right to amend or terminate Plan. The Board may, at any time and from time to time, amend, in whole or in part, any of the provisions of this Plan or may terminate it as a whole or with respect to any Participant or group of Participants. Any such amendment is binding upon all Participants and Beneficiaries, the Committee and all other parties in interest. No such amendment may impair any Options in existence at the time of the amendment, without the consent of all detrimentally affected Participants, except for amendments made pursuant to sections 4.3(a) and 4.3(c), below, in which case consent is not required.

         4.2 When amendments take effect. A resolution amending or terminating the Plan becomes effective as of the date specified therein, unless another date is specified in the resolution.

         4.3 Amendment of Options. An Option Agreement may be amended by the Committee at any time if the Committee determines that an amendment is necessary or advisable as a result of:

             a) any addition to or change in the Code or ERISA, a federal or state securities law or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,
             b) any substitutions of property held in trust pursuant to Section 2.6,
             c) any Plan amendment or termination pursuant to Section 4.1, provided that the amendment does not adversely (to the Participants) and materially affect the terms, conditions and restrictions applicable to the Option, or
             d) any circumstances not specified in the immediately preceding paragraphs (a), (b), (c), with the consent of the Participant.

                                    ARTICLE V

                                 Administration

         5.1 The Committee. The Plan will be administered by the Employer's Compensation Committee, unless and until a different Employer committee is substituted for the Committee relative to the Plan. Said substitution will be made at the discretion of the Board. The Committee will act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting. The creation, make-up, and ongoing existence of the Employer's Compensation Committee is determined by, and subject to, the consent and direction of the Board of Directors, and its Human Resources Committee.

         5.2 Powers of the Committee. In carrying out its duties with respect to the general administration of the Plan, the Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

             a) to determine eligibility to participate in the Plan and eligibility to receive Options;

             b) to grant Options, and to determine the form, amount and timing of such Options;
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
             c) to determine the terms and provisions of the Option Agreements (including but not limited to the Exercise Price and the exercise period of an Option as provided in Sections 2.3, 3.1, and 3.2), and to modify such Option Agreements as provided in
                 Section 4.3;
             d)  to substitute property held in Trust as provided in Section
                 2.6;
             e) to maintain all records necessary for the administration of the Plan;
             f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;
             g) to appoint such individuals and subcommittees as it deems desirable to conduct its affairs, administer the Plan, and otherwise satisfy its obligations pursuant to the Plan;
             h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan;
             i) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board; and
             j) to expressly authorize transfers of Options in addition to those provided for in Section 3.5 of the Plan, by modifying either the Plan or the specific Option Agreement in question, provided that such modification be limited to permit transfers to only:

                 1)  the Participant's spouse or lineal descendants,
                 2) the trustee of a trust for the primary benefit of the Participant's spouse or lineal descendants,
                 3) a partnership of which the Participant's spouse and lineal descendants are the only partners, or
                 4) a tax exempt organization as described in Section 501(c)(3) of the Code.

         5.3 Determinations by the Committee. The Committee will interpret and construe the Plan and the Option Agreements, and its interpretations and determinations will be conclusive and binding on all Participants, Beneficiaries, and any other persons claiming an interest under the Plan or any Option Agreement, unless otherwise required by the Board or its Human Resources Committee, either of which may review decisions of the Committee in its sole discretion.

         5.4 Indemnification of the Committee. The Employer will indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

         (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.
         (b) This right of indemnification will be in addition to any other rights to which any member of the Committee may be entitled.
         (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interesets of the Employer, provided that the Employer will not confess to or consent to the entry of any judgment against a member of the Committee personally without the consent of that member.

         5.5 Expenses of the Committee. The members of the Committee will serve without compensation for services as such. All expenses of the Committee will be paid by the Employer.

                                   ARTICLE VI

                                Trust Provisions

         6.1 Establishment of the Trust. A trust may be established to hold all Designated Property contributed by the Employer pursuant to Section 2.5. Except as otherwise provided in Section 6.2 of this document, and Section 12 of the Trust Agreement, the Trust will be irrevocable and no portion of the Trust Fund will be used for any purpose other than the delivery of Designated Property pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

         6.2 Trust Status. The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund will remain the property of the Employer and will be subject to the claims of its creditors in the event of its bankruptcy. No Participant will have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer, relative to said Trust Fund.

                                   ARTICLE VII

                            Miscellaneous Provisions

         7.1 No Rights of Shareholder. Neither the Participant, a Beneficiary nor any assignee will be, or will have any of the rights and privileges of, a stockholder with respect to any Designated Property purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

         7.2 No Right to Continued Employment. Nothing contained in the Plan will be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

         7.3 Notices. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee will be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant will be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer or to the Participant's office at the Employer. No notice will be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.

         IN WITNESS WHEREOF, adoption of this Plan on behalf of The FINOVA Group Inc. is evidenced by the signature of its duly authorized officer, as authorized by its Board of Directors.

                                        The FINOVA Group Inc.



                                        By:__________________________________

                                        Title:_______________________________
                                        Date: As of November 1, 1997
                                       10